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                                                                   EXHIBIT 10.43


                     THIRD ADDENDUM TO EMPLOYMENT AGREEMENT

     IMNET Systems, Inc., a Delaware corporation (the "Company") and KENNETH D. RARDIN, a Georgia resident ("Employee") are party to that certain Employment Agreement, dated as of May 22, 1992 as amended by the Addendum to Employment Agreement dated July 1, 1995, an interpretive letter dated May 2, 1996, and the Second Addendum to Employment Agreement dated September 15, 1996 (collectively, the "Employment Agreement"), and hereby agree that effective as of November 6, 1997, Employee's employment with the Company shall continue under the terms and provisions of the Employment Agreement as supplemented and amended by the terms hereof, as follows:

     1. Employee shall be employed as Chairman of the Board of Directors and Chief Executive Officer of the Company, for a term ending on December 31, 2000 unless earlier terminated in accordance with the terms hereof and of the Employment Agreement.

     2. In the event that Employee's employment with the Company is terminated prior to January 1, 2000 by reason of (i) termination by the Company other than for cause; or (ii) Employee's election within the six-month period following a Severance Event (as defined in the Employment Agreement), the Company will provide to Employee the payments and benefits specified in Section 8 of the Employment Agreement through the period ending December 31, 2000. In the event that Employee's employment with the Company is terminated on or after January 1, 2000 for any of the aforementioned reasons, the Company will provide to Employee the payments and benefits specified in Section 8 of the Employment Agreement for a period of twelve (12) months from the date of termination of Employee's employment with the Company.

     3. Other than as provided for herein, the Employment Agreement is not superseded hereby but remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned have duly executed this Addendum to Employment Agreement as of November 6, 1997.


                                        The Company:
                                        IMNET Systems, Inc.


                                        By:    /s/ Daniel P. Howell
                                           -------------------------------------

                                        Its:   Director
                                            ------------------------------------



                                        Employee:

                                               /s/  Kenneth D. Rardin
                                        ----------------------------------------
                                        Kenneth D. Rardin